Sub-Item 77Q1(e)

                             MEMORANDUM OF AGREEMENT
                             (ADVISORY FEE WAIVERS)

     This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit (the "Exhibit"), between AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Special Opportunities Funds, AIM Stock Funds, AIM Summit Fund, AIM Treasurer's Series Trust and AIM Variable Insurance Funds (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibit to this Memorandum of Agreement (the "Funds"), and A I M Advisors, Inc. ("AIM"). This Memorandum of Agreement restates the following: (i) Amended and Restated Memorandum of Agreement dated May 5, 2005, between AIM Combination Stock & Bond Funds, AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Stock Funds, AIM Summit Fund, AIM Variable Insurance Funds and AIM; (ii) Memorandum of Agreement as of the dates indicated on Exhibit A between AIM Counselor Series Trust, AIM Special Opportunities Fund and AIM; and (iii) Memorandum of Agreement as of the dates indicated on Exhibit A between AIM Funds Group, AIM International Mutual Funds, AIM Treasurer's Series Trust, AIM Variable Insurance Funds and AIM. AIM shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the attached Exhibit.

     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and AIM agree that until at least the date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, AIM will waive its advisory fees at the rate set forth on the attached Exhibit.

     The Boards of Trustees and AIM may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. AIM will not have any right to reimbursement of any amount so waived or reimbursed.

     Subject to the foregoing paragraphs, each of the Trusts and AIM agree to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless the Trust and AIM have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

     It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

                                                                Sub-Item 77Q1(e)

IN WITNESS WHEREOF, each of the Trusts and AIM have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

                                        AIM COUNSELOR SERIES TRUST
                                        AIM EQUITY FUNDS
                                        AIM FUNDS GROUP
                                        AIM GROWTH SERIES
                                        AIM INTERNATIONAL MUTUAL FUNDS
                                        AIM INVESTMENT FUNDS
                                        AIM INVESTMENT SECURITIES FUNDS
                                        AIM SECTOR FUNDS
                                        AIM SPECIAL OPPORTUNITIES FUNDS
                                        AIM STOCK FUNDS
                                        AIM SUMMIT FUND
                                        AIM TREASURER'S SERIES TRUST
                                        AIM VARIABLE INSURANCE FUNDS
                                        on behalf of the Funds
                                        listed in the Exhibits to
                                        this Memorandum of Agreement


                                        By: /s/ Robert H. Graham
                                            ------------------------------------
                                        Title: President


                                        A I M ADVISORS, INC.


                                        By: /s/ Philip A. Taylor
                                            ------------------------------------
                                        Title: President

                           EXHIBIT TO ADVISORY FEE MOA

                                                                                                EFFECTIVE   EXPIRATION
  AIM COUNSELOR SERIES TRUST                         WAIVER DESCRIPTION                           DATE         DATE
  --------------------------    ------------------------------------------------------------   ----------   ----------
AIM Advantage Health Sciences   AIM will waive advisory fees to the extent necessary so that     7/1/2005    6/30/2007
   Fund                         advisory fees AIM receives do not exceed an annual base
                                management fee of 1.25% of the Fund's average daily net
                                assets, subject to a maximum performance adjustment upward or downward of 0.75% annually. As a result, AIM may receive a management net fee that ranges from 0.50% to 2.00% of
                                average daily net assets, based on the Fund's performance.

AIM Multi-Sector Fund           AIM will waive advisory fees to the extent necessary so that     1/1/2005   12/31/2009
                                advisory fees AIM receives does not exceed the annualized
                                rates listed below.

                                0.695% of the first $250M
                                0.67% of the next $250M
                                0.645% of the next $500M
                                0.62% of the next $1.5B
                                0.595% of the next $2.5B
                                0.57% of the next $2.5B
                                0.545% of the next $2.5B
                                0.52% of the excess over $10B

                                                                                                EFFECTIVE   EXPIRATION
       AIM EQUITY FUNDS                              WAIVER DESCRIPTION                           DATE         DATE
       ----------------         ------------------------------------------------------------   ----------   ----------
AIM Capital Development Fund    AIM will waive advisory fees to the extent necessary so that     1/1/2005    6/30/2007
                                advisory fees AIM receives does not exceed the annualized
                                rates listed below.

                                0.745% of the first $250M
                                0.73% of the next $250M
                                0.715% of the next $500M
                                0.70% of the next $1.5B
                                0.685% of the next $2.5B
                                0.67% of the next $2.5B
                                0.655% of the next $2.5B
                                0.64% of the excess over $10B

AIM Charter Fund                AIM will waive advisory fees to the extent necessary so that     1/1/2005   12/31/2009
                                advisory fees AIM receives does not exceed the annualized
                                rates listed below.

                                0.75% of the first $150M
                                0.615% of the next $4.85B
                                0.57% of the next $2.5B
                                0.545% of the next $2.5B
                                0.52% of the excess over $10B

AIM Constellation Fund          AIM will waive advisory fees to the extent necessary so that    3/27/2005   12/31/2009
                                advisory fees AIM receives does not exceed the annualized
                                rates listed below.

                                0.695% of the first $250M
                                0.615% of the next $4B
                                0.595% of the next $750M
                                0.57% of the next $2.5B
                                0.545% of the next $2.5B
                                0.52% of the excess over $10B


1 of 12

                           EXHIBIT TO ADVISORY FEE MOA

                                                                                                EFFECTIVE   EXPIRATION
 AIM EQUITY FUNDS - CONTINUED                        WAIVER DESCRIPTION                           DATE         DATE
 ----------------------------   ------------------------------------------------------------   ----------   ----------
AIM Large Cap Growth Fund       AIM will waive advisory fees to the extent necessary so that     1/1/2005   12/31/2009
                                advisory fees AIM receives does not exceed the annualized
                                rates listed below.

                                0.695% of the first $250M
                                0.67% of the next $250M
                                0.645% of the next $500M
                                0.62% of the next $1.5B
                                0.595% of the next $2.5B
                                0.57% of the next $2.5B
                                0.545% of the next $2.5B
                                0.52% of the excess over $10B

AIM Select Basic Value Fund     AIM will waive advisory fees to the extent necessary so that     1/1/2005    6/30/2007
                                advisory fees AIM receives does not exceed the annualized
                                rates listed below.

                                0.695% of the first $250M
                                0.67% of the next $250M
                                0.645% of the next $500M
                                0.62% of the next $1.5B
                                0.595% of the next $2.5B
                                0.57% of the next $2.5B
                                0.545% of the next $2.5B
                                0.52% of the excess over $10B

                                                                                                EFFECTIVE   EXPIRATION
       AIM FUNDS GROUP                               WAIVER DESCRIPTION                           DATE         DATE
       ---------------          ------------------------------------------------------------   ----------   ----------
AIM Basic Balanced Fund         AIM will waive advisory fees to the extent necessary so that     1/1/2005   12/31/2009
                                advisory fees AIM receives does not exceed the annualized
                                rates listed below.

                                0.62% of the first $250M
                                0.605% of the next $250M
                                0.59% of the next $500M
                                0.575% of the next $1.5B
                                0.56% of the next $2.5B
                                0.545% of the next $2.5B
                                0.53% of the next $2.5B
                                0.515% of the excess over $10B

AIM European Small Company      AIM will waive advisory fees to the extent necessary so that     1/1/2005    6/30/2007
   Fund                         advisory fees AIM receives does not exceed the annualized
                                rates listed below.

                                0.935% of the first $250M
                                0.91% of the next $250M
                                0.885% of the next $500M
                                0.86% of the next $1.5B
                                0.835% of the next $2.5B
                                0.81% of the next $2.5B
                                0.785% of the next $2.5B
                                0.76% of the excess over $10B

AIM Global Value Fund           AIM will waive advisory fees to the extent necessary so that     1/1/2005    6/30/2007
                                advisory fees AIM receives does not exceed the annualized
                                rates listed below.

                                0.80% of the first $250M
                                0.78% of the next $250M
                                0.76% of the next $500M
                                0.74% of the next $1.5B
                                0.72% of the next $2.5B
                                0.70% of the next $2.5B
                                0.68% of the next $2.5B
                                0.66% of the excess over $10B


2 of 12

                           EXHIBIT TO ADVISORY FEE MOA

                                                                                                EFFECTIVE   EXPIRATION
 AIM FUNDS GROUP - CONTINUED                         WAIVER DESCRIPTION                           DATE         DATE
 ---------------------------    ------------------------------------------------------------   ----------   ----------
AIM International Small
   Company Fund                 AIM will waive advisory fees to the extent necessary so that     1/1/2005   12/31/2009
                                advisory fees AIM receives does not exceed the annualized
                                rates listed below.

                                0.935% of the first $250M
                                0.91% of the next $250M
                                0.885% of the next $500M
                                0.86% of the next $1.5B
                                0.835% of the next $2.5B
                                0.81% of the next $2.5B
                                0.785% of the next $2.5B
                                0.76% of the excess over $10B

AIM Mid Cap Basic Value Fund    AIM will waive advisory fees to the extent necessary so that     1/1/2005   12/31/2009
                                advisory fees AIM receives does not exceed the annualized
                                rates listed below.

                                0.745% of the first $250M
                                0.73% of the next $250M
                                0.715% of the next $500M
                                0.70% of the next $1.5B
                                0.685% of the next $2.5B
                                0.67% of the next $2.5B
                                0.655% of the next $2.5B
                                0.64% of the excess over $10B

AIM Select Equity Fund          AIM will waive advisory fees to the extent necessary so that     1/1/2005    6/30/2007
                                advisory fees AIM receives does not exceed the annualized
                                rates listed below.

                                0.695% of the first $250M
                                0.67% of the next $250M
                                0.645% of the next $500M
                                0.62% of the next $1.5B
                                0.595% of the next $2.5B
                                0.57% of the next $2.5B
                                0.545% of the next $2.5B
                                0.52% of the excess over $10B

AIM Small Cap Equity Fund       AIM will waive advisory fees to the extent necessary so that     1/1/2005   12/31/2009
                                advisory fees AIM receives does not exceed the annualized
                                rates listed below.

                                0.745% of the first $250M
                                0.73% of the next $250M
                                0.715% of the next $500M
                                0.70% of the next $1.5B
                                0.685% of the next $2.5B
                                0.67% of the next $2.5B
                                0.655% of the next $2.5B
                                0.64% of the excess over $10B


3 of 12

                           EXHIBIT TO ADVISORY FEE MOA

                                                                                                EFFECTIVE   EXPIRATION
      AIM GROWTH SERIES                               WAIVER DESCRIPTION                          DATE         DATE
      -----------------         ------------------------------------------------------------   ----------   ----------
AIM Basic Value Fund            AIM will waive advisory fees to the extent necessary so that     1/1/2005   12/31/2009
                                advisory fees AIM receives does not exceed the annualized
                                rates listed below.

                                0.695% of the first $250M
                                0.67% of the next $250M
                                0.645% of the next $500M
                                0.62% of the next $1.5B
                                0.595% of the next $2.5B
                                0.57% of the next $2.5B
                                0.545% of the next $2.5B
                                0.52% of the excess over $10B

AIM Global Equity Fund          AIM will waive advisory fees to the extent necessary so that     1/1/2005   12/31/2009
                                advisory fees AIM receives does not exceed the annualized
                                rates listed below.

                                0.80% of the first $250M
                                0.78% of the next $250M
                                0.76% of the next $500M
                                0.74% of the next $1.5B
                                0.72% of the next $2.5B
                                0.70% of the next $2.5B
                                0.68% of the next $2.5B
                                0.66% of the excess over $10B

      AIM INTERNATIONAL                                                                         EFFECTIVE   EXPIRATION
         MUTUAL FUNDS                                WAIVER DESCRIPTION                           DATE         DATE
      -----------------         ------------------------------------------------------------   ----------   ----------
AIM Asia Pacific Growth Fund    AIM will waive advisory fees to the extent necessary so that     1/1/2005    6/30/2007
                                advisory fees AIM receives does not exceed the annualized
                                rates listed below.

                                0.935% of the first $250M
                                0.91% of the next $250M
                                0.885% of the next $500M
                                0.86% of the next $1.5B
                                0.835% of the next $2.5B
                                0.81% of the next $2.5B
                                0.785% of the next $2.5B
                                0.76% of the excess over $10B

AIM European Growth Fund        AIM will waive advisory fees to the extent necessary so that     1/1/2005   12/31/2009
                                advisory fees AIM receives does not exceed the annualized
                                rates listed below.

                                0.935% of the first $250M
                                0.91% of the next $250M
                                0.885% of the next $500M
                                0.86% of the next $1.5B
                                0.835% of the next $2.5B
                                0.81% of the next $2.5B
                                0.785% of the next $2.5B
                                0.76% of the excess over $10B

AIM Global Aggressive Growth    AIM will waive advisory fees to the extent necessary so that     1/1/2005   12/31/2009
   Fund                         advisory fees AIM receives does not exceed the annualized
                                rates listed below.

                                0.80% of the first $250M
                                0.78% of the next $250M
                                0.76% of the next $500M
                                0.74% of the next $1.5B
                                0.72% of the next $2.5B
                                0.70% of the next $2.5B
                                0.68% of the next $2.5B
                                0.66% of the excess over $10B


4 of 12

                           EXHIBIT TO ADVISORY FEE MOA

      AIM INTERNATIONAL                                                                         EFFECTIVE   EXPIRATION
   MUTUAL FUNDS - CONTINUED                          WAIVER DESCRIPTION                           DATE         DATE
   ------------------------     ------------------------------------------------------------   ----------   ----------
AIM Global Growth Fund          AIM will waive advisory fees to the extent necessary so that     1/1/2005   12/31/2009
                                advisory fees AIM receives does not exceed the annualized
                                rates listed below.

                                0.80% of the first $250M
                                0.78% of the next $250M
                                0.76% of the next $500M
                                0.74% of the next $1.5B
                                0.72% of the next $2.5B
                                0.70% of the next $2.5B
                                0.68% of the next $2.5B
                                0.66% of the excess over $10B

AIM International Growth Fund   AIM will waive advisory fees to the extent necessary so that     1/1/2005   12/31/2009
                                advisory fees AIM receives does not exceed the annualized
                                rates listed below.

                                0.935% of the first $250M
                                0.91% of the next $250M
                                0.885% of the next $500M
                                0.86% of the next $1.5B
                                0.835% of the next $2.5B
                                0.81% of the next $2.5B
                                0.785% of the next $2.5B
                                0.76% of the excess over $10B

                                                                                                EFFECTIVE   EXPIRATION
     AIM INVESTMENT FUNDS                            WAIVER DESCRIPTION                           DATE         DATE
     --------------------       ------------------------------------------------------------   ----------   ----------
AIM Developing Markets Fund     AIM will waive advisory fees to the extent necessary so that     1/1/2005    6/30/2007
                                advisory fees AIM receives does not exceed the annualized
                                rates listed below.

                                0.935% of the first $250M
                                0.91% of the next $250M
                                0.885% of the next $500M
                                0.86% of the next $1.5B
                                0.835% of the next $2.5B
                                0.81% of the next $2.5B
                                0.785% of the next $2.5B
                                0.76% of the excess over $10B

AIM Global Health Care Fund     AIM will waive advisory fees to the extent necessary so that     1/1/2005   12/31/2009
                                advisory fees AIM receives does not exceed the annualized
                                rates listed below.

                                0.75% of the first $250M
                                0.74% of the next $250M
                                0.73% of the next $500M
                                0.72% of the next $1.5B
                                0.71% of the next $2.5B
                                0.70% of the next $2.5B
                                0.69% of the next $2.5B
                                0.68% of the excess over $10B


5 of 12

                           EXHIBIT TO ADVISORY FEE MOA

    AIM INVESTMENT FUNDS -                                                                      EFFECTIVE   EXPIRATION
          CONTINUED                                  WAIVER DESCRIPTION                            DATE        DATE
   -----------------------      ------------------------------------------------------------   ----------   ----------
AIM Trimark Endeavor Fund       AIM will waive advisory fees to the extent necessary so that     1/1/2005    6/30/2007
                                advisory fees AIM receives does not exceed the annualized
                                rates listed below.

                                0.745% of the first $250M
                                0.73% of the next $250M
                                0.715% of the next $500M
                                0.70% of the next $1.5B
                                0.685% of the next $2.5B
                                0.67% of the next $2.5B
                                0.655% of the next $2.5B
                                0.64% of the excess over $10B

AIM Trimark Fund                AIM will waive advisory fees to the extent necessary so that     1/1/2005    6/30/2007
                                advisory fees AIM receives does not exceed the annualized
                                rates listed below.

                                0.80% of the first $250M
                                0.78% of the next $250M
                                0.76% of the next $500M
                                0.74% of the next $1.5B
                                0.72% of the next $2.5B
                                0.70% of the next $2.5B
                                0.68% of the next $2.5B
                                0.66% of the excess over $10B

AIM Trimark Small Companies     AIM will waive advisory fees to the extent necessary so that     1/1/2005    6/30/2007
   Fund                         advisory fees AIM receives does not exceed the annualized
                                rates listed below.

                                0.745% of the first $250M
                                0.73% of the next $250M
                                0.715% of the next $500M
                                0.70% of the next $1.5B
                                0.685% of the next $2.5B
                                0.67% of the next $2.5B
                                0.655% of the next $2.5B
                                0.64% of the excess over $10B

        AIM INVESTMENT                                                                          EFFECTIVE   EXPIRATION
       SECURITIES FUNDS                              WAIVER DESCRIPTION                           DATE         DATE
       ----------------         ------------------------------------------------------------   ----------   ----------
AIM Real Estate Fund            AIM will waive advisory fees to the extent necessary so that     1/1/2005   12/31/2009
                                advisory fees AIM receives does not exceed the annualized
                                rates listed below.

                                0.75% of the first $250M
                                0.74% of the next $250M
                                0.73% of the next $500M
                                0.72% of the next $1.5B
                                0.71% of the next $2.5B
                                0.70% of the next $2.5B
                                0.69% of the next $2.5B
                                0.68% of the excess over $10B


6 of 12

                           EXHIBIT TO ADVISORY FEE MOA

                                                                                                EFFECTIVE   EXPIRATION
       AIM SECTOR FUNDS                              WAIVER DESCRIPTION                           DATE         DATE
       ----------------         ------------------------------------------------------------   ----------   ----------
AIM Energy Fund                 AIM will waive advisory fees to the extent necessary so that     1/1/2005    6/30/2007
                                advisory fees AIM receives does not exceed the annualized
                                rates listed below.

                                0.75% of the first $250M
                                0.74% of the next $250M
                                0.73% of the next $500M
                                0.72% of the next $1.5B
                                0.71% of the next $2.5B
                                0.70% of the next $2.5B
                                0.69% of the next $2.5B
                                0.68% of the excess over $10B

AIM Financial Services Fund     AIM will waive advisory fees to the extent necessary so that     1/1/2005    6/30/2007
                                advisory fees AIM receives does not exceed the annualized
                                rates listed below.

                                0.75% of the first $250M
                                0.74% of the next $250M
                                0.73% of the next $500M
                                0.72% of the next $1.5B
                                0.71% of the next $2.5B
                                0.70% of the next $2.5B
                                0.69% of the next $2.5B
                                0.68% of the excess over $10B

AIM Gold & Precious Metals      AIM will waive advisory fees to the extent necessary so that     1/1/2005    6/30/2007
   Fund                         advisory fees AIM receives does not exceed the annualized
                                rates listed below.

                                0.75% of the first $250M
                                0.74% of the next $250M
                                0.73% of the next $500M
                                0.72% of the next $1.5B
                                0.71% of the next $2.5B
                                0.70% of the next $2.5B
                                0.69% of the next $2.5B
                                0.68% of the excess over $10B

AIM Leisure Fund                AIM will waive advisory fees to the extent necessary so that     1/1/2005    6/30/2007
                                advisory fees AIM receives does not exceed the annualized
                                rates listed below.

                                0.75% of the first $250M
                                0.74% of the next $250M
                                0.73% of the next $500M
                                0.72% of the next $1.5B
                                0.71% of the next $2.5B
                                0.70% of the next $2.5B
                                0.69% of the next $2.5B
                                0.68% of the excess over $10B

AIM Technology Fund             AIM will waive advisory fees to the extent necessary so that     1/1/2005    6/30/2007
                                advisory fees AIM receives does not exceed the annualized
                                rates listed below.

                                0.75% of the first $250M
                                0.74% of the next $250M
                                0.73% of the next $500M
                                0.72% of the next $1.5B
                                0.71% of the next $2.5B
                                0.70% of the next $2.5B
                                0.69% of the next $2.5B
                                0.68% of the excess over $10B


7 of 12

                           EXHIBIT TO ADVISORY FEE MOA

                                                                                                EFFECTIVE   EXPIRATION
 AIM SECTOR FUNDS - CONTINUED                        WAIVER DESCRIPTION                           DATE         DATE
 ----------------------------   ------------------------------------------------------------   ----------   ----------
AIM Utilities Fund              AIM will waive advisory fees to the extent necessary so that     1/1/2005    6/30/2007
                                advisory fees AIM receives does not exceed the annualized
                                rates listed below.

                                0.75% of the first $250M
                                0.74% of the next $250M
                                0.73% of the next $500M
                                0.72% of the next $1.5B
                                0.71% of the next $2.5B
                                0.70% of the next $2.5B
                                0.69% of the next $2.5B
                                0.68% of the excess over $10B

         AIM SPECIAL                                                                            EFFECTIVE   EXPIRATION
     OPPORTUNITIES FUNDS                             WAIVER DESCRIPTION                           DATE         DATE
     -------------------        ------------------------------------------------------------   ----------   ----------
AIM Opportunities II Fund       AIM will waive advisory fees to the extent necessary so that     7/1/2006    6/30/2007
                                advisory fees AIM receives do not exceed an annual base
                                management fee of 1.00% of the Fund's average daily net
                                assets, subject to a maximum performance adjustment upward or downward of 0.50% annually. As a result, AIM may receive a management net fee that ranges from 0.50% to 1.50% of
                                average daily net assets, based on the Fund's performance.

AIM Opportunities III Fund      AIM will waive advisory fees to the extent necessary so that     7/1/2006    6/30/2007
                                advisory fees AIM receives do not exceed an annual base
                                management fee of 1.00% of the Fund's average daily net
                                assets, subject to a maximum performance adjustment upward or downward of 0.50% annually. As a result, AIM may receive a management net fee that ranges from 0.50% to 1.50% of
                                average daily net assets, based on the Fund's performance.

                                                                                                EFFECTIVE   EXPIRATION
       AIM STOCK FUNDS                               WAIVER DESCRIPTION                           DATE         DATE
       ---------------          ------------------------------------------------------------   ----------   ----------
AIM S&P 500 Index Fund          AIM will waive advisory fees to the extent necessary so that     1/1/2005    6/30/2007
                                advisory fees AIM receives does not exceed the annualized
                                rates listed below.

                                0.25% of the first $250M
                                0.24% of the next $250M
                                0.23% of the next $500M
                                0.22% of the next $1.5B
                                0.21% of the next $2.5B
                                0.20% of the next $2.5B
                                0.19% of the next $2.5B
                                0.18% of the excess over $10B

                                                                                                EFFECTIVE   EXPIRATION
       AIM SUMMIT FUND                               WAIVER DESCRIPTION                           DATE         DATE
       ---------------          ------------------------------------------------------------   ----------   ----------
AIM Summit Fund                 AIM will waive advisory fees to the extent necessary so that     1/1/2005    6/30/2007
                                advisory fees AIM receives does not exceed the annualized
                                rates listed below.

                                0.695% of the first $250M
                                0.67% of the next $250M
                                0.645% of the next $500M
                                0.62% of the next $1.5B
                                0.595% of the next $2.5B
                                0.57% of the next $2.5B
                                0.545% of the next $2.5B
                                0.52% of the excess over $10B


8 of 12

                           EXHIBIT TO ADVISORY FEE MOA

                                                                                                EFFECTIVE   EXPIRATION
 AIM TREASURER'S SERIES TRUST                        WAIVER DESCRIPTION                           DATE         DATE
 ----------------------------   ------------------------------------------------------------   ----------   ----------
Premier Portfolio               AIM will waive advisory fees in the amount of 0.08% of the      2/25/2005    6/30/2007
                                Funds average daily net assets

Premier U.S. Government Money   AIM will waive advisory fees in the amount of 0.08% of the      2/25/2005    6/30/2007
   Portfolio                    Funds average daily net assets

    AIM VARIABLE INSURANCE                                                                      EFFECTIVE   EXPIRATION
            FUNDS                                    WAIVER DESCRIPTION                           DATE         DATE
    ----------------------      ------------------------------------------------------------   ----------   ----------
AIM V. I. Basic Balanced Fund   AIM will waive advisory fees to the extent necessary so that     1/1/2005   12/31/2009
                                advisory fees AIM receives does not exceed the annualized
                                rates listed below.

                                0.62% of the first $150M
                                0.50% of the next $4.85B
                                0.475% of the next $5B
                                0.45% of the excess over $10B

AIM V. I. Basic Value Fund      AIM will waive advisory fees to the extent necessary so that     1/1/2005   12/31/2009
                                advisory fees AIM receives does not exceed the annualized
                                rates listed below.

                                0.695% of the first $250M
                                0.67% of the next $250M
                                0.645% of the next $500M
                                0.62% of the next $1.5B
                                0.595% of the next $2.5B
                                0.57% of the next $2.5B
                                0.545% of the next $2.5B
                                0.52% of the excess over $10B

AIM V. I. Capital               AIM will waive advisory fees to the extent necessary so that   05/01/2006*  12/31/2009*
   Appreciation Fund            advisory fees AIM receives does not exceed the annualized
                                rates listed below. *

                                0.695% of the first $250M
                                0.625% of the next $750M
                                0.62% of the next $1.5B
                                0.595% of the next $2.5B
                                0.57% of the next $2.5B
                                0.545% of the next $2.5B
                                0.52% of the excess over $10B

AIM V. I. Capital Development   AIM will waive advisory fees to the extent necessary so that     1/1/2005    4/30/2008
   Fund                         advisory fees AIM receives does not exceed the annualized
                                rates listed below.

                                0.745% of the first $250M
                                0.73% of the next $250M
                                0.715% of the next $500M
                                0.70% of the next $1.5B
                                0.685% of the next $2.5B
                                0.67% of the next $2.5B
                                0.655% of the next $2.5B
                                0.64% of the excess over $10B

* The waiver schedule, effective date and expiration date shown are those that will become effective upon the closing of the acquisition of AIM V.I. Aggressive Growth Fund and AIM V.I. Growth Fund.


9 of 12

                           EXHIBIT TO ADVISORY FEE MOA

    AIM VARIABLE INSURANCE                                                                      EFFECTIVE   EXPIRATION
      FUNDS - CONTINUED                              WAIVER DESCRIPTION                           DATE         DATE
    ----------------------      ------------------------------------------------------------   ----------   ----------
AIM V. I. Core Equity Fund      AIM will waive advisory fees to the extent necessary so that     1/1/2005   12/31/2009*
                                advisory fees AIM receives does not exceed the annualized
                                rates listed below.

                                0.695% of the first $250M
                                0.67% of the next $250M
                                0.645% of the next $500M
                                0.62% of the next $1.5B
                                0.595% of the next $2.5B
                                0.57% of the next $2.5B
                                0.545% of the next $2.5B
                                0.52% of the excess over $10B

AIM V. I. Demographic Trends    AIM will waive advisory fees to the extent necessary so that     1/1/2005   12/31/2009
   Fund                         advisory fees AIM receives does not exceed the annualized
                                rates listed below.

                                0.695% of the first $250M
                                0.67% of the next $250M
                                0.645% of the next $500M
                                0.62% of the next $1.5B
                                0.595% of the next $2.5B
                                0.57% of the next $2.5B
                                0.545% of the next $2.5B
                                0.52% of the excess over $10B

AIM V. I. Dynamics Fund         AIM will waive advisory fees to the extent necessary so that     1/1/2005    4/30/2008
                                advisory fees AIM receives does not exceed the annualized
                                rates listed below.

                                0.745% of the first $250M
                                0.73% of the next $250M
                                0.715% of the next $500M
                                0.70% of the next $1.5B
                                0.685% of the next $2.5B
                                0.67% of the next $2.5B
                                0.655% of the next $2.5B
                                0.64% of the excess over $10B

AIM V. I. Financial Services    AIM will waive advisory fees to the extent necessary so that     1/1/2005    4/30/2008
   Fund                         advisory fees AIM receives does not exceed the annualized
                                rates listed below.

                                0.75% of the first $250M
                                0.74% of the next $250M
                                0.73% of the next $500M
                                0.72% of the next $1.5B
                                0.71% of the next $2.5B
                                0.70% of the next $2.5B
                                0.69% of the next $2.5B
                                0.68% of the excess over $10B

AIM V. I. Global Healthcare     AIM will waive advisory fees to the extent necessary so that     1/1/2005    4/30/2008
   Fund                         advisory fees AIM receives does not exceed the annualized
                                rates listed below.

                                0.75% of the first $250M
                                0.74% of the next $250M
                                0.73% of the next $500M
                                0.72% of the next $1.5B
                                0.71% of the next $2.5B
                                0.70% of the next $2.5B
                                0.69% of the next $2.5B
                                0.68% of the excess over $10B

* The expiration date shown is the expiration date that will become effective upon the closing of the acquisition of AIM V.I. Core Stock Fund.


10 of 12

                           EXHIBIT TO ADVISORY FEE MOA

    AIM VARIABLE INSURANCE                                                                      EFFECTIVE   EXPIRATION
      FUNDS - CONTINUED                              WAIVER DESCRIPTION                           DATE         DATE
    ----------------------      ------------------------------------------------------------   ----------   ----------
AIM V. I. Global Real Estate    AIM will waive advisory fees to the extent necessary so that     1/1/2005    4/30/2008
   Fund                         advisory fees AIM receives does not exceed the annualized
                                rates listed below.

                                0.75% of the first $250M
                                0.74% of the next $250M
                                0.73% of the next $500M
                                0.72% of the next $1.5B
                                0.71% of the next $2.5B
                                0.70% of the next $2.5B
                                0.69% of the next $2.5B
                                0.68% of the excess over $10B

AIM V. I. Large Cap Growth      AIM will waive advisory fees to the extent necessary so that   06/12/2006*  12/31/2009*
   Fund                         advisory fees AIM receives does not exceed the annualized
                                rates listed below.

                                0.695% of the first $250M
                                0.67% of the next $250M
                                0.645% of the next $500M
                                0.62% of the next $1.5B
                                0.595% of the next $2.5B
                                0.57% of the next $2.5B
                                0.545% of the next $2.5B
                                0.52% of the excess over $10B

AIM V. I. Leisure Fund          AIM will waive advisory fees to the extent necessary so that     1/1/2005    4/30/2008
                                advisory fees AIM receives does not exceed the annualized
                                rates listed below.

                                0.75% of the first $250M
                                0.74% of the next $250M
                                0.73% of the next $500M
                                0.72% of the next $1.5B
                                0.71% of the next $2.5B
                                0.70% of the next $2.5B
                                0.69% of the next $2.5B
                                0.68% of the excess over $10B

AIM V. I. Small Cap Equity      AIM will waive advisory fees to the extent necessary so that     1/1/2005    4/30/2008
   Fund                         advisory fees AIM receives does not exceed the annualized
                                rates listed below.

                                0.745% of the first $250M
                                0.73% of the next $250M
                                0.715% of the next $500M
                                0.70% of the next $1.5B
                                0.685% of the next $2.5B
                                0.67% of the next $2.5B
                                0.655% of the next $2.5B
                                0.64% of the excess over $10B

AIM V. I. Small Cap Growth      AIM will waive advisory fees to the extent necessary so that     1/1/2005    4/30/2008
   Fund                         advisory fees AIM receives does not exceed the annualized
                                rates listed below.

                                0.745% of the first $250M
                                0.73% of the next $250M
                                0.715% of the next $500M
                                0.70% of the next $1.5B
                                0.685% of the next $2.5B
                                0.67% of the next $2.5B
                                0.655% of the next $2.5B
                                0.64% of the excess over $10B

* The effective date and expiration date shown are those that will become effective upon the closing of the acquisition of AIM V.I. Blue Chip Fund.


11 of 12

                           EXHIBIT TO ADVISORY FEE MOA

    AIM VARIABLE INSURANCE                                                                      EFFECTIVE   EXPIRATION
      FUNDS - CONTINUED                              WAIVER DESCRIPTION                           DATE         DATE
    ----------------------      ------------------------------------------------------------   ----------   ----------
AIM V. I. Technology Fund       AIM will waive advisory fees to the extent necessary so that     1/1/2005    4/30/2008
                                advisory fees AIM receives does not exceed the annualized
                                rates listed below.

                                0.75% of the first $250M
                                0.74% of the next $250M
                                0.73% of the next $500M
                                0.72% of the next $1.5B
                                0.71% of the next $2.5B
                                0.70% of the next $2.5B
                                0.69% of the next $2.5B
                                0.68% of the excess over $10B


12 of 12